Eagle Bulk Shipping Inc.

2Q09 Results Presentation

6 August 2009


STELLAR EAGLE

Forward Looking Statements

This presentation contains certain statements that may be deemed to be "forward-looking statements" within the meaning of the Securities Acts. Forward-looking statements reflect management's current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-looking statements include the strength of world economies and currencies, general market conditions, including changes in charterhire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in our vessel operating expenses, including dry-docking and insurance costs, or actions taken by regulatory authorities, ability of our counterparties to perform their obligations under sales agreements, charter contracts, and other agreements on a timely basis, potential liability from future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists. Risks and uncertainties are further described in reports filed by Eagle Bulk Shipping Inc. with the US Securities and Exchange Commission.

Agenda

- **2Q 2009 Results**
- **Company Updates**
- **Industry View**
- **Financial Overview**
- **Conclusion**

2Q09 Results

2Q 2009 Highlights

- 2Q Net Income of $13.3 million or $0.26 per share
- Net Time Charter Revenues of $53.0 million, up 42% Y-on-Y
- EBITDA[1] of $33.8 million, increased 22% Y-on-Y
- Fleet Utilization of 99.7%
- Successfully completed $100 million equity offering
- Total cash and cash equivalents increased to $142 million
- Bank agreement: facility no longer subject to market value fluctuation
- Delphin: a management services agreement with benefits accruing to public shareholders through ship management and purchase opportunities

[1] EBITDA, as defined by our credit agreement, is Net Income plus Interest Expense, Depreciation and Amortization, and Exceptional Items

37% YoY Increase in Owned Days



Company Updates

Charter Updates

- Four vessels placed on charters tied to Baltic Supramax Index

	Period in Months	Initial Period	Maximum Initial Rate	Thereafter Rate	Floor Rate
Skua	13-15	45 days	19,000	Uncapped	8,500
Redwing	12-14	45 days	19,000	Uncapped	8,500
Kittiwake	10-12	45 days	19,000	Uncapped	8,500
Goldeneye	11-13	50 days	15,000*	Uncapped	8,500

*fixed

- Five additional vessels coming off charters

	Charter Expiration	
	Earliest	Latest
Cardinal	Jul-09	Sep-09
Jaeger	Oct-09	Jan-10
Kite	Sep-09	Jan-10
Osprey I	Oct-09	Dec-09
Crowned Eagle	Sep-09	Dec-09

- Three newbuildings to be delivered before year-end

	Expected Delivery	Charter Expiration Earliest	Charter Expiration Latest	Contracted Revenue*
Bittern	Sep-09	Dec-18	Apr-19	$62M
Canary	Nov-09	Dec-18	Apr-19	$61M
Thrasher	Nov-09	Dec-18	Apr-19	$61M

* Excluding profit sharing

Upside Spot Exposure with Long Term Charter Stability



Supramax Newbuildings – 3 Groups of Sister Vessels

No. of Vessels	Deadweight Tons (dwt)	Vessel Type	Delivery
3 Vessels	0.16 million dwt	53,100 dwt Series	2009-10
2 Vessels	0.11 million dwt	56,000 dwt Series	2010
17 Vessels	0.99 million dwt	58,000 dwt Series	2009-11

Contracted Revenue: $730 Million*

* Excluding profit sharing

Existing Cash, Undrawn Facility and Operating Cash Flow to Fund Newbuildings



Flexible Fleet Ideally Suited for Volatile Markets

Handymax/Supramax

Panamax

Capesize

	IRON ORE	COAL	GRAINS	OTHER ORES	CEMENT	COKE	STEELS	SCRAP IRON	AGGREGATES	SUGAR	MISC.
In tonnes	444,478	508,354	515,241	140,186	63,448	107,946	83,373	88,805	-	88,007	494,341
Cardinal		✔									
Condor				✔			✔				
Crested Eagle	✔										✔
Crowned Eagle	✔	✔				✔					
Falcon		✔									
Goldeneye											✔
Griffon					✔						
Harrier											✔
Hawk I										✔	
Heron		✔									
Jaeger			✔				✔				
Kestrel I			✔								✔
Kite			✔								
Kittiwake								✔			
Merlin											✔
Osprey I		✔									✔
Peregrine			✔		✔						✔
Redwing	✔										
Shrike	✔	✔									
Skua	✔	✔									
Sparrow	✔		✔							✔	
Stellar		✔		✔		✔					
Tern			✔	✔				✔			
Woodstar	✔			✔							✔
Wren	✔	✔									

Eagle vessels carried 2.3 million tons of cargo in 2Q 2009

MISC. cargoes include sulphur, urea, slag

54% of Eagle's 2Q09 Cargoes Were "Capesize and Panamax Cargoes"



Industry View



China's Recovery Gains Momentum

Recent data confirms strong rebound

- Faster-than-expected loan growth ($ 1.1 trillion in 1H09)
- PMI index expanding (PMI stays above 50 since March 2009)
- Increased sales of residential property and automobiles (China passes US auto market in first-half sales)
- Record iron ore import (H1 imports up 29% Y-on-Y)
- Steel production reach record level, steel price continues to climb
- China coal imports hit record level (June imports at all-time high of 16.07 million tonnes)

Quarterly data	3Q08	4Q08	1Q09	2Q09
GDP Growth (pct)	9.0	6.8	6.1	7.9
Fixed Asset Investment	28.7	23.1	28.6	35.9
Retail Sales	23.2	20.6	15.0	15.3

Monthly data	March	April	May	June
PMI	52.4	53.5	53.1	53.2
New Bank Lending (in $bln)	277	87	97	224
Iron Ore Import (in m tons)	52.1	57.0	53.0	55.3
Steel Production (in m tons)	45.1	43.4	46.5	49.4

Source: China Federation of Logistics and Purchasing, National Bureau of Statistics of China, Bloomberg

China Rebounds from Weakest Growth in a Decade



Steel Recovery



China Steel Price
Index
115
110
105
100
95
90
85
80
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Wire Rod
Plate
HR Coil
Galvanized Sheet
Rebar
HR Sheet
CR Sheet
Seamless Tube

Source: China Esteel

Recovering Steel Prices Help Drybulk Market

China Infrastructure Projects

- $17.6 billion passenger rail line across the deserts of northwest China
- $22 billion web of freight rail lines in Shanxi province in north-central China
- $24 billion high-speed passenger rail line from Beijing to Guangzhou in southeastern China
- $88 billion constructing intercity rail lines


R U S S I A
M O N G O L I A
C H I N A
K A Z A K H S T A N
I N D I A
N E P A L
M Y A N M A R

Source: New York Times, Economist

Increased Expenditure on Infrastructure Boosts Demand for Commodities



India Power Plants Face Coal Shortage

- 31 power stations had a critical supply condition, having a coal stock of less than 7 days,
  - 10 of these plants were "supercritical", having a coal stock of less than 4 days
- India plans to add 78.7 gigawatts of power generation during the five years ending March 2012
- National Thermal Power Corp (NTPC) estimates it will import an extra four million tonnes of coal in the current financial year due to a shortage in domestic coal production
- NTPC currently generates 30.6 **gigawatts** and plans to increase to 50 gigawatts by March 2012 (and to 75 gigawatts by 2017)

Source: Reuters

Indian Coal Imports to be Key Demand Driver for Supramax

Orderbook Update

- Norwegian classification society Det Norske Veritas estimates that 325 bulk carriers, or 28.2m dwt, have been removed from the orderbook
- Only 1/4 of the ships (230 out of 967 vessels) supposed to be delivered in 2009 were delivered in the first half of the year
- Sub Panamax sector expected to experience the most slippage
- DVB Bank cited 40% slippage rate in the first five months of the year
- Constrained financing still posts threat for less established yards

Source: Det Norske Veritas, Clarkson, SSY Consultancy & Research, DVB Bank

Order Cancellation & Scrapping Rebalance Demand and Supply



Scrapping Update


million DWT
5
4
3
2
1
0
Date
1973
1976
1979
1982
1985
1988
1991
1994
1997
2000
2003
2006
2009
Quarterly Scrapping Levels

- 6.8 million DWT bulkers have been sold for scrap in 1H09
- 109 million DWT bulkers are over 20 years old

Source: Clarkson

Scrapping Continues at Historically High Level

Financial Overview



2nd Quarter Earnings

(in $000's, except per share data)	Three Months Ended June 30, 2009	2008
REVENUES, NET OF COMMISSIONS	$53,021	$37,223
EXPENSES		
Vessel Expenses	12,934	7,596
Depreciation & Amortization	10,943	7,391
General & Administrative Expenses	9,041	4,763
Total Operating Expenses	32,918	19,750
OPERATING INCOME	20,103	17,473
Interest Expense	6,816	3,449
Interest Income	(61)	(882)
Net Interest Expense	6,755	2,567
NET INCOME	$13,348	$14,906
Basic and Diluted Income per Common Share	$0.26	$0.32
Weighted Average Shares Outstanding		
Basic	52,252,714	46,763,160
Diluted	52,295,221	47,123,585



Balance Sheet

BALANCE SHEET DATA (in $ 000's)	June 30, 2009
Cash	$129,260
Other Current Assets	10,784
Vessels, net	929,255
Advances for Vessel Construction	397,351
Restricted Cash	12,776
Other Assets	37,940
TOTAL ASSETS	1,517,366
Current Liabilities	34,101
Long-term Debt	809,106
Other Liabilities	67,155
Stockholders' Equity	607,004
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,517,366



Bank Amendment Further Supports Newbuilding Program

- Collateral covenants which were based on vessel market values are now based on book values
  - Collateral covenants will revert to vessel market value only when provisions of the original facility are met for two consecutive quarters
- EBITDA to interest coverage ratio reduced to 1.2x until June 2011 and then 1.3x until provisions of the original facility are met for two consecutive quarters
- Interest at Libor plus a margin of 2.5%
- Non-amortizing revolving credit facility amended from $1.35 billion to $1.2 billion with maturity in July 2014
- Half the net proceeds from any equity issuance to be used to repay debt and reduce the facility

Facility No Longer Subject to Market Value Fluctuations



Conclusion



2Q 2009 Summary

- **Cash flow stability**

  Steady cash flow from fixed charter coverage

- **Upside potential in a recovering market**

  Four vessels placed on index-based charters

  Five open vessels available for rechartering

  Three newbuildings expected to be delivered

- **Bank financing**

  Bank amendment supports funding for newbuilding program

  Facility no longer subject to market value fluctuation

- **Operating Performance**

  Continuously achieve solid operating results



Appendix



Current Fleet – 92% Built After 2000

On The Water Vessels	Deadweight Tons (Dwt)	Year Built	Length in meters	Ship's Cargo Gear: Cranes	Ship's Cargo Gear: Grabs (in cubic meters)
SUPRAMAX CLASS					
Stellar Eagle	55,989	2009	190 m	4 x 30 Tons	4 x 12.5 m^3
Crested Eagle	55,989	2009	190 m	4 x 30 Tons	4 x 12.5 m^3
Crowned Eagle	55,940	2008	190 m	4 x 30 Tons	4 x 12.5 m^3
Woodstar	53,390	2008	190 m	4 x 35 Tons	4 x 14 m^3
Wren	53,349	2008	190 m	4 x 35 Tons	4 x 14 m^3
Redwing	53,411	2007	190 m	4 x 36 Tons	4 x 12.5 m^3
Cardinal	55,362	2004	190 m	4 x 30 Tons	4 x 12.5 m^3
Jaeger	52,248	2004	190 m	4 x 30 Tons	4 x 12 m^3
Kestrel I	50,326	2004	190 m	4 x 30 Tons	4 x 12 m^3
Skua	53,350	2003	190 m	4 x 30 Tons	4 x 12 m^3
Shrike	53,343	2003	190 m	4 x 30 Tons	4 x 12 m^3
Tern	50,200	2003	190 m	4 x 30 Tons	4 x 12 m^3
Kittiwake	53,146	2002	190 m	4 x 30 Tons	4 x 8 m^3
Osprey I	50,206	2002	190 m	4 x 30 Tons	4 x 12.5 m^3
Goldeneye	52,421	2002	190 m	4 x 30 Tons	4 x 15 m^3
Condor	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Falcon	51,268	2001	190 m	4 x 30 Tons	4 x 12 m^3
Harrier	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Hawk I	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Merlin	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Heron	52,827	2001	190 m	4 x 30 Tons	4 x 12 m^3
Peregrine	50,913	2001	190 m	4 x 30 Tons	4 x 12 m^3
HANDYMAX CLASS					
Sparrow	48,225	2000	189 m	4 x 30 Tons	4 x 10 m^3
Kite	47,195	1997	190 m	4 x 30 Tons	4 x 10 m^3
Griffon	46,635	1995	190 m	4 x 30 Tons	4 x 10 m^3



2009 Estimated Cash Break-Even Levels

$ 11,097 per day cash breakeven cost for 2009

Daily Expenses by Category	Free Cash Flow
Vessel Expenses	**4,792**
Technical Mgt Fees	**302**
Gen. & Admin. Exp.	**2,286**
Cash Interest (net)	**3,181**
Drydocking	**536**
Daily Break-Even	**11,097**

Vessel expenses include crew wages and related costs, the cost of insurance including credit risk insurance, expenses relating to repairs and maintenance, the cost of spares and consumable stores and related inventory, tonnage taxes, pre-operating costs associated with the delivery of acquired vessels including providing the newly acquired vessels with initial provisions and stores, and other miscellaneous expenses. The Company is anticipating higher crewing costs and higher costs for oil based supplies including lubes and paints. The Company is also making allowance for constraints in yard drydocking capacity which have driven up drydocking costs.



Capex Schedule

Capex	
3Q09	$116,406,771
4Q09	69,752,264
Total 2009	186,159,035
Total 2010	212,868,932
Total 2011	185,082,500
Total	$584,110,467

Average Capex per vessel is $26.6 m

Charter Updates

	TC Expiration		Daily Charter Rates	
	Earliest	Latest	Accounting	Cash
Stellar Eagle	Feb-10	May-10	$12,000	$12,000
Crested Eagle	Dec-09	Mar-10	$10,500	$10,500
Crowned Eagle	Sep-09	Dec-09	$16,000	$16,000
Woodstar	Dec-18	Apr-19	$18,152	$18,300
Wren	Dec-18	Apr-19	$20,306	$24,750
Goldeneye	May-10	Jul-10	Index	Index
Cardinal	Jul-09	Sep-09	$12,000	$12,000
Jaeger	Oct-09	Jan-10	$10,100	$10,100
Kestrel I	Mar-10	Jul-10	$11,500	$11,500
Skua	Jul-09	Aug-09	$17,500	$17,500
	Sep-10	Nov-10	Index	Index
Shrike	May-10	Aug-10	$25,600	$25,600
Tern	Dec-09	Mar-10	$8,500	$8,500
Kittiwake	Aug-09	Aug-09	short term	short term
	Jun-10	Sep-10	Index	Index
Osprey	Oct-09	Dec-09	$25,000	$25,000
Redwing	Aug-09	Sep-09	$50,000	$50,000
	Aug-10	Oct-10	Index	Index
Condor	May-10	Jul-10	$22,000	$22,000
Falcon	Apr-10	Jun-10	$39,500	$39,500
Harrier	Apr-10	Jun-10	$13,500	$13,500
Hawk I	May-10	Aug-10	$13,000	$13,000
Merlin	Dec-10	Mar-11	$25,000	$25,000
Heron	Jan-11	May-11	$26,375	$26,375
Peregrine	Dec-09	Mar-10	$8,500	$8,500
Sparrow *	Feb-10	May-10	$34,500	$10,000
Kite *	Sep-09	Jan-10	$21,000	$9,500
Griffon	Feb-10	May-10	$9,500	$9,500

* The charterer of Sparrow and Kite, has paid in advance for the duration of the charter an amount equal to the difference between the prevailing daily charter rate and a new cash market rate per day. This amount has been recorded in Deferred Revenue in the Company's financial statements and is being recognized into revenue ratably over the charter period such that the daily charter rate remains effectively the prevailing charter rate per day (accounting rate).




Eagle Bulk Shipping Inc.